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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 8, 2005

                           RESOURCES CONNECTION, INC.

             Delaware                     0-32113               33-0832424
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   (State or other jurisdiction         (Commission           (IRS Employer
         of incorporation)              File Number)       Identification No.)

 695 Town Center Drive, Suite 600, Costa Mesa, California          92626
         (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (714) 430-6400

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 - OTHER EVENTS

        On February 8, 2005, Resources Connection, Inc. announced that its Board of Directors declared a two-for-one stock split of its common stock ("Common Stock"), to be effected in the form of a 100 percent stock dividend. Stockholders of record on February 18, 2005 (the "Record Date") will receive a stock dividend of one share of Common Stock for each one share of Common Stock held on the Record Date. The distribution date for this stock dividend will be on or about March 1, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
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99.1       Text of press release dated February 8, 2005, titled
           "Resources Connection, Inc. Announces Stock Split".

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    RESOURCES CONNECTION, INC.

Date:  February 8, 2005

                                                    By:  /s/  Donald B. Murray
                                                         -----------------------
                                                         Donald B. Murray
                                                         Chief Executive Officer